UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 27, 2003

Commission file number    000-15116

Sigma Designs, Inc.
(Exact name of registrant as specified in its charter)

California	94-2848099
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

1221 California Circle
Milpitas, California    95035
(Address of principal executive offices including zip code)

(408) 262-9003
(Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press Release, dated as of May 27, 2003, entitled "[Sigma Designs, Inc. Reports First Quarter Results]".

ITEM 9. REGULATION FD DISCLOSURE (PURSUANT TO ITME 12)

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

On May 27, 2003, Sigma Designs, Inc. issued a press release reporting its results for the three months ended April 30, 2003. The press release is attached as Exhibit 99.1.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGMA DESIGNS, INC.
(Registrant)

Date: May 27, 2003

By:	/s/ Kit Tsui
Kit Tsui
Chief Financial Officer and Secretary (Principal Financial Officer and Accounting Officer)

INDEX TO EXHIBITS

Exhibit	Description
99.1*	Press Release, dated as of May 27, 2003, entitled "[Sigma Designs, Inc. Reports First Quarter Results]".

*    Also provided in PDF format as a courtesy.